UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      October 26, 2004

NETBANK, Inc.

Georgia	0-22361	58-2224352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11475 Great Oaks Way
Suite 100
Alpharetta, Georgia 30022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (770) 343-6006

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 26, 2004 NetBank, Inc. (“NetBank”) issued a press release regarding its financial results for the quarter ended September 30, 2004. The press release is attached as Exhibit 99 to this report and is incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following materials are filed as exhibits to this current report:

Exhibit Number	Description of Exhibit
99	Press Release issued October 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetBank, Inc.
(Registrant)

Date:	October 26, 2004	/s/ Steven F. Herbert
(Signature)

Steven F. Herbert
Chief Financial Executive